SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K/A
                               (AMENDMENT No. 1)
                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               December 5, 2005
                               ----------------
                                Date of Report
                       (Date of Earliest Event Reported)

                             PCS EDVENTURES!.COM, INC.
                             -------------------------
            (Exact Name of Registrant as Specified in its Charter)

        IDAHO                   000-49990              82-0475383
        -----                   ---------              ----------
     (State or other       (Commission File No.)   (IRS Employer I.D. No.)
      Jurisdiction)

                         345 Bobwhite Court, Suite 200
                             Boise, Idaho 83706
                             ------------------
                      (Address of Principal Executive Offices)

                                 (208) 343-3110
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This is an amendment to the Form 8-K filed December 9, 2005 to include financial statements.

Item 9.01. Financial Statements and Exhibits.

     a)  Financial statements of businesses acquired.

          510229 N.B. Ltd. DBA Labmentors unaudited financial statements for September 30, 2005.

                 510229 N.B. LTD. DBA LABMENTORS

                     Financial Statements

                       September 30, 2005

                         C O N T E N T S


    Balance Sheet                                                    3

    Statement of Operations                                          4

    Statement of Stockholders' Equity (Deficit)                      5

    Statement of Cash Flows                                          6

    Notes to the Financial Statements                                7

                  511092 N.B. LTD. DBA LABMENTORS
                            Balance Sheet
                          September 30, 2005
                             (Unaudited)

                              ASSETS

    CURRENT ASSETS

         Accounts receivable                               $   10,061
         Other receivable (Note 4)                              3,935
         Restricted cash (Note 3)                               4,600
                                                           ----------
              Total Current Assets                             18,596

    FIXED ASSETS (NET)                                          4,301

    EDUCATIONAL SOFTWARE (NET)                                156,099

    INTELLECTUAL PROPERTY (NET)                                20,925
                                                           ----------
              TOTAL ASSETS                                 $  199,921
                                                           ==========

          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

    CURRENT LIABILITIES

         Bank overdraft                                    $      640
         Accounts payable                                      33,969
         Accrued interest                                       8,473
         Accrued liabilities                                   12,793
         Deposits payable                                       4,267
         Unearned revenue                                       2,955
         Other current liabilities                              4,075
         Notes payable and current portion of long-term
          liabilities (Note 5)                                122,466
                                                           ----------
              Total Current Liabilities                       189,638
                                                           ----------
    LONG-TERM LIABILITIES

         Long-term liabilities (Note 5)                       130,522
                                                           ----------
              Total Liabilities                               320,160
                                                           ----------
    COMMITMENTS AND CONTINGENCIES (Note 6)

    STOCKHOLDERS' EQUITY (DEFICIT)

         Common stock, no par value, authorized unlimited
          shares; 17,511,200 shares issued and outstanding    295,275
         Accumulated other comprehensive loss                 (25,073)
         Accumulated deficit                                 (390,441)
                                                           ----------
              Total Stockholders' Equity (Deficit)           (120,239)
                                                           ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)  $  199,921
                                                           ==========

  The accompanying notes are an integral part of these financial statements.

                 511092 N.B. LTD. DBA LABMENTORS
        Statement of Operations and Other Comprehensive Loss
               For the Period Ended September 30, 2005
                             (Unaudited)


    REVENUES                                               $   55,246

    COST OF GOODS                                              22,327
                                                           ----------
    GROSS PROFIT                                               32,919

    EXPENSES

         Salaries and wages                                    50,675
         Depreciation and Amortization expense                 21,284
         General and administrative                            45,533
                                                           ----------
              Total Operating Expenses                        117,492
                                                           ----------
    OPERATING LOSS                                            (84,573)
                                                           ----------

    OTHER INCOME AND EXPENSES

         Interest expense                                     (21,229)
                                                           ----------
              Total Other Income and Expenses                 (21,229)
                                                           ----------
    NET LOSS                                                 (105,802)

    OTHER COMPREHENSIVE LOSS

         Foreign currency translation adjustment               (5,360)
                                                           ----------
    TOTAL COMPREHENSIVE LOSS                               $ (111,162)
                                                           ==========
    BASIC LOSS PER SHARE                                   $    (0.01)
                                                           ==========
    WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING          17,511,250
                                                           ==========


  The accompanying notes are an integral part of these financial statements.

                   511092 N.B. LTD. DBA LABMENTORS
             Statement of Stockholders' Equity (Deficit)
                                                                    Other
                                  Common Shares     Accumulated  Comprehensive
                                Shares     Amount     Deficit        Loss

Balance, May 31, 2004        10,807,000   $ 64,377   $(125,338)  $   (19,553)

Stock issued for conversion
of debt - related party at
$0.04 per share               1,500,000     59,715           -             -

Stock issued for services
rendered at $0.04 per share     100,000      3,981           -             -

Stock issued for cash at
$0.02 per share               5,004,200     79,620           -             -

Stock issued for cash at
$0.88 per share                 100,000     87,582           -             -

Movement in other comprehensive
income (loss) - foreign currency
translation adjustments               -          -           -          (160)

Net loss for the year ended
May 31, 2005                          -          -    (159,301)            -
                             ----------  ---------  ----------   -----------
Balance, May 31, 2005        17,511,200  $ 295,275  $ (284,639)  $   (19,713)

Movement in other
comprehensive income (loss)
 - foreign currency
translation adjustments
(Unaudited)                           -          -           -        (5,360)

Net loss for the period ended
September 30, 2005 (Unaudited)        -          -    (105,802)            -
                             ----------  ---------  ----------   -----------
Balance, September 30, 2005
(Unaudited)                  17,511,200  $ 295,275  $ (390,441)  $   (25,073)
                             ==========  =========  ==========   ===========


  The accompanying notes are an integral part of these financial statements.

                   511029 N.B. LTD. DBA LABMENTORS
                       Statement of Cash Flows
               For the Period Ended September 30, 2005
                             (Unaudited)

    CASH FLOW FROM OPERATING ACTIVITIES

    Net loss                                        $ (105,802)
    Adjustments to reconcile net loss to net
    cash used by operating activities:
      Depreciation and amortization expense             21,284
      Amortization of debt discount                     16,841
    Changes in operating assets and liabilities:
      Increase in accounts receivable                    5,770
      Decrease in restricted cash                        9,334
      Decrease in other current assets                   1,086
      Decrease in prepaid expenses                       1,433
      (Decrease) in accounts payable                   (11,968)
      Increase in accrued liabilities                    8,805
      Increase in deferred revenue                       2,955
      Increase in accrued interest                       4,509
                                                    ----------
         Net Cash Used by Operating Activities         (45,753)
                                                    ----------
    CASH FLOW FROM INVESTING ACTIVITIES                      -

    CASH FLOWS FROM FINANCING ACTIVITIES

      Decrease in bank overdraft                        (7,946)
      Cash proceeds from notes payable                  53,699
                                                    ----------
         Net Cash Provided by Financing Activities      45,753

    NET INCREASE IN CASH                                     -

    CASH AT BEGINNING OF YEAR                                -
                                                    ----------
    CASH AT END OF YEAR                             $        -
                                                    ==========


    The accompanying notes are an integral part of these financial statements.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                          September 30, 2005
                             (Unaudited)

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

The financial statements presented are those of 511092 N.B. LTD. DBA LabMentors, a Canadian Corporation ("the Company").

On February 2, 2000, LabMentors was incorporated under the laws of the Province of New Brunswick, Canada as 511092 N.B. LTD. to engage in web-based educational products. LabMentors currently sells products to Course
Technology and DeVry in the United States.   These programs offer a unique
atmosphere highly conducive to individual styles of learning and a system that utilizes computer technology to increase areas of inquiry and application. In addition, the labs allow certifications for several platforms and software applications at the collegiate level. The Company intends to continue to develop products for this market, as well as expand its reach into secondary
education in the U.S. and internationally.   Our products and technologies are
targeted to the public and private school classrooms. Our products and technologies are delivered to the classroom through software and Internet access. Our technologies allow students to explore the basic foundations of computers from programming to database technologies to server integration.

There are currently three major shareholders of the Company stock, including Joseph Khoury (President), Bogdan Itoafa (Co-Founder), and Workers Investment Fund.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected May 31 as its year-end.

b.  Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c.  Basic Loss per Share

The computation of basic loss per share of common stock is based on the weighted average number of shares outstanding during the period of the financial statements. As of September 30, 2005, the Company had no stock equivalents outstanding.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                          September 30, 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

d.  Concentration of Credit Risks and Significant Customers

The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of trade receivables. In the normal course of business, the Company provides credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which when realized have been within the range of management's expectations. The Company does not require collateral from its customers.

During the period ended September 30, 2005, the Company had sales to one major customer that accounted for 100 percent of revenues.

e. Foreign Currency Translation

The functional currency of the Company is the Canadian dollar ($CDN). The Company's financial statements have been translated into US dollars. All assets and liabilities are translated at the exchange rate on the balance sheet date and all revenues and expenditures are translated at the average rate for the year. Translation adjustments are reflected as a separate component of stockholders' equity, accumulated other comprehensive income
(loss) and the net change for the year reflected separately in the statements of operations and other comprehensive income (loss).

In accordance with SFAS No. 95, "Statement of Cash Flows," the cash flows of the Company are translated using the weighted average exchange rates during the respective period. As a result, amounts in the statement of cash flows related to changes in assets and liabilities will not necessarily agree with the changes in the corresponding balances on the balance sheet which was translated at the exchange rate at the end of the period.

f. Revenue Recognition

The Company recognizes revenues relating to access to and usage of its program and exercise software on the Company's website over the term of the subscription or hourly units purchased.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                          September 30, 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

g. Newly Issued Accounting Pronouncements

During the period ended September 30, 2005, the Company adopted the following accounting pronouncements:

The FASB issued SFAS No. 123R (revised 2004) "Share-Based Payment" in December 2004. SFAS No. 123R requires employee stock-based compensation to be measured based on the fair value as of the grant-date of the awards and the cost is to be recognized over the period during which an employee is required to provide services in exchange for the award. This pronouncement eliminates the alternative use of Accounting Principles Board (APB) No. 25, wherein the intrinsic value method of accounting for awards. SFAS No. 123R is effective for the Company's fiscal year beginning June 1, 2005. The company will adopt the provisions of SFAS No. 123R on a prospective basis once the acquisition is complete. The financial statement impact is not an issue in that all stock currently outstanding with the Company will be converted to PCS stock upon close, after which time all calculations will be in accordance with their policies and procedures, which incorporate this new SFAS.

The FASB issued SFAS No. 154, Accounting Changes and Error Correction - a replacement of APB No. 20 and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements, in May 2005. SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

The implementation of the provisions of these pronouncements are not expected to have a significant effect on the Company's consolidated financial statement presentation.

h. Educational Software

The Company's inventory consists of internally developed education computer programs and exercises to be accessed on the internet. In accordance with FAS 86, the costs associated with research and initial feasibility of the programs and exercises are expensed as incurred. Once economic feasibility has been determined, the costs to develop the programs and exercises are capitalized until they are ready for sale and access and are reported at the lower of unamortized cost or net realizable value. Capitalized program and exercise inventory are amortized on a straight-line basis over the estimate useful life of the program or exercise, generally 42 to 48 months.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                          September 30, 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

i.  Intellectual Property

The Company's intellectual property consists of capitalized costs associated with the development of the internet software and delivery platform developed by the Company to enable access to the various educational programs and exercises developed by the Company. In accordance with FAS 86 as discussed previously regarding inventory, the initial costs associated with researching the delivery platform and methods were expensed until economic feasibility and acceptance were determined. Thereafter, costs incurred to develop the internet online delivery platform and related environments were capitalized until ready for use and able to deliver and access the Company's educational programs and exercises. Costs incurred thereafter to maintain the delivery and access platform are expensed as incurred. These capitalized costs are being amortized on a straight-line basis over the estimated useful life of the Company's delivery and access platform which has been determined to be 60 months.

j. Property and Equipment

Property and equipment are recorded at cost and being depreciated for financial accounting purposes on the straight-line method over their respective estimated useful lives ranging from five to seven years. Upon retirement or other disposition of these assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are reflected in the results of operations.

Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized. Depreciation of leased equipment under capital leases is included in depreciation.

NOTE 3 - RESTRICTED CASH

Pursuant to an employment arrangement, the Company has placed funds in an escrow account with an attorney. Those funds are restricted as to their use and have been classified as such in the Company's financial statements. A portion of the funds are released each pay period to pay the salary of the employee who is utilizing LabMentors until December 2005 as an employee based immigration sponsor. The balance of restricted cash of September 30, 2005 was $3,935.

NOTE 4 - OTHER RECEIVABLES

This amount includes receivables from employees due to travel and other expense advances. Each will be properly categorized once documentation and/or receipts are provided to the accounting department. No material changes should be noted.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                          September 30, 2005

NOTE 5 - NOTES PAYABLE & LONG TERM DEBT

As of September 30, 2005, the following notes payable and long-term debt were outstanding:

                   ACOA Loan                              $    45,402
                   Loan #1 BH                                   5,587
                   Notes Payable WIF                           98,971
                   Notes Payable Frank Maresca                103,028
                                                          -----------
                              Total                           252,988

                   Less current portion                      (122,466)
                                                          -----------
                   Long Term Debt                         $   130,522
                                                          ===========

Also note that all debt, with the exception of the ACOA Loan will be converted at close of the acquisition, which occurred as a subsequent event referenced in Note 8.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

Currently the Company has a month-to-month lease agreement for its office location. This lease is between the Company and a related party. This related party is wholly owned by the Company's President and CEO.

NOTE 7 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have significant cash or other material assets, nor does it have an established source of revenues sufficient to cover its operating costs. Additionally, the Company has accumulated significant losses, has negative working capital, and a deficit in stockholders' equity. All of these items raise substantial doubt about its ability to continue as a going concern. Management's plans with respect to alleviating the adverse financial conditions that caused its auditors to express substantial doubt about the Company's ability to continue as a going concern are as follows:

During the fiscal year ending May 2005, the Company opened discussions with PCS Edventures!.com, Inc. for possible acquisition activities. As stated in Note 8, this acquisition is set to close on or before November 30, 2005. Over the next fiscal year, the Company will continue to develop marketplace strategy for the U.S. market as well as the international market. See Note 8 for further information.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plan described in the preceding paragraph and eventually attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                   511092 N.B. LTD. DBA LABMENTORS
                  Notes to the Financial Statements
                          September 30, 2005

NOTE 8 - SUBSEQUENT EVENTS

In July 2005, the Company entered into a Letter of Intent Agreement which provides for the Company to be acquired by PCS Edventures!.com, Inc., an Idaho Corporation ("PCS"). On November 30, 2005, a Share Exchange Agreement was executed by all shareholders and PCS President to conclude the acquisition of LabMentors. LabMentors has since legally changed its name to PCS LabMentors, LTD. The Company is structured as a wholly owned subsidiary of PCS. All accounting is currently being transitioned to PCS, while sales and research and development continue to take place in Fredericton, New Brunswick Canada. No employees were terminated as a result of the acquisition.

In addition, the Company changed locations. The Company now operates from a smaller location owned and managed by an unrelated party on a month-to-month basis.

     b)  Pro forma financial information.

          Pro forma financial statements

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

The following unaudited condensed combined pro forma financial statements ("the pro forma financial statements'') and explanatory notes have been prepared and give effect to the acquisition of 511092 N.B. LTD. ("LabMentors") (a Canadian Company) by PCS Edventures!.com, Inc. ("PCS"). PCS has a year end of March 31 while LabMentors has a May 31 year end.

In accordance with Article 11 of Regulation S-X under the Securities Act, an unaudited condensed combined pro forma balance sheet (the "pro forma balance sheet'') as of September 30, 2005, and unaudited condensed combined pro forma statements of operations and other comprehensive loss for the periods ended September 30, 2005 and for the years ended March 31, 2005 (PCS) and May 31, 2005 (Lab Mentors) (the "pro forma statements of income''), have been prepared to reflect, for accounting purposes, the acquisition of LabMentors by PCS.

The following pro forma financial statements have been prepared based upon the historical financial statements of LabMentors and PCS. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements and related notes thereto of PCS and Susidiaries as of March 31, 2005; included in its Form 10-KSB and the May 31, 2005 audited financial statements and the unaudited September 30, 2005 financial statements filed separately with this Form 8-K.

The September 30, 2005 pro forma balance sheet assumes that the acquisition of LabMentors by PCS was completed at the beginning of the periods presented, May 31, 2004. The September 30, 2005 pro forma balance sheet includes the historical unaudited consolidated balance sheet data of LabMentors and PCS as of September 30, 2005. LabMentors and PCS have had no intercompany activity that would require elimination in the pro forma financial statements, with the exception of equity adjustments for gain on settlement of LabMentors' debt and recording of the purchase through a stock exchange.

The pro forma statements of operations for the periods ended September 30, 2005 and the year ended March 31, 2005 for PCS (May 31, 2005 for LabMentors, assumes that the acquisition of LabMentors by PCS occurred on June 1, 2004. The differences in the periods presented as a result of the differing year ends of the companies, does not materially distort the results of operations of the combined companies as if they were consolidated for all periods presented.

The pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The pro forma financial statements do not include any adjustments related to any restructuring charges or one-time charges which may result from the mergers or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.

           PCS EDVENTURES!.COM, INC. AND SUBSIDAIRIES
       UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET


                                                                   Pro Forma
                        PCS     LabMentors                         Combined
                     ---------  ----------  Combined                  PCS
                       as of      as of    Historical             & LabMentors
                         September 30,        PCS &   Pro Forma  September 30,
                            2005           LabMentors Adjustments     2005
                     --------------------- ---------- ----------- ------------
ASSETS

Current Assets:
Cash                   $  130,047 $        - $  130,047  $      -  $  130,047
Accounts receivable       583,936     10,061    593,997         -     593,997
Restricted cash                 -      4,600      4,600         -       4,600
Other current assets       12,307      3,935     16,242         -      16,242
                       ---------- ---------- ----------  --------  ----------
  Total Current Assets    726,290     18,596    744,886         -     744,886

Fixed Assets, Net:         13,834      4,301     18,135         -      18,135

Inventory                  87,416    156,099    243,515         -     243,515

Goodwill                        -          -          -    62,030 2    62,030

Other Assets                6,225     20,925     27,150         -      27,150
                       ---------- ---------- ----------  --------  ----------
      TOTAL ASSETS     $  833,765 $  199,921 $1,033,686  $ 62,030  $1,095,716
                       ========== ========== ==========  ========  ==========

LIABILITIES AND STOCKHOLDERS'
     EQUITY (DEFICIT)

Current Liabilities:
     Bank overdraft    $        - $      640 $      640  $      -  $      640
     Accounts payable     422,455     33,969    456,424         -     456,424
     Accrued compensation  56,293      5,727     62,020         -      62,020
     Payroll liabilities   48,769      5,358     54,127         -      54,127
     Accrued interest      60,344      8,473     68,817         -      68,817
     Accrued expenses      69,735      1,708     71,443         -      71,443
     Unearned revenue     347,310      2,955    350,265         -     350,265
     Deposits payable           -      4,267      4,267         -       4,267
     Other current
       liabilities              -      4,075      4,075         -       4,075
     Notes payable-
       related parties    116,690          -    116,690         -     116,690
     Notes payable        114,952    122,466    237,418  (122,466)1   114,952
                       ---------- ---------- ----------  --------  ----------
        Total Current
        Liabilities     1,236,548    189,638  1,426,186  (122,466)  1,303,720
                       ---------- ---------- ----------  --------  ----------
Long Term Liabilities
     Notes payable              -    130,522    130,522   (85,120)1    45,402
                       ---------- ---------- ----------  --------  ----------
        Total Non-
        Current
        Liabilities             -    130,522    130,522   (85,120)     45,402
                       ---------- ---------- ----------  --------  ----------

Total Liabilities       1,236,548    320,160  1,556,708  (207,586)  1,349,122
                       ---------- ---------- ----------  --------  ----------

Stockholders' Equity:
     Preferred stock       56,372          -     56,372        -      56,372
     Common stock      24,199,911    295,275 24,495,186 (207,586)1 24,619,911
                                                         420,000 2
                                                        (502,861)2
     Accumulated
      deficit         (24,659,066)  (390,441)(25,049,507)125,338 2(24,924,169)
     Accumulated Other
     Comprehensive Loss         -    (25,073)    (25,073) 19,553 2     (5,520)
                       ---------- ---------- ----------  --------  ----------
Total Stockholders'
Equity                   (402,783)  (120,239)   (523,022)269,616     (253,406)
                       ---------- ---------- ----------  --------  ----------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY
(DEFICIT)              $  833,765 $  199,921 $1,033,686  $ 62,030  $1,095,716
                       ========== ========== ==========  ========  ==========

     (1) To reflect conversion of LabMentors debt to equity in conjunction with PCS acquisition.

     (2) To reflect PCS Edventures acquisition of LabMentors as if done May 31, 2004.

            PCS EDVENTURES!.COM, INC. AND SUBSIDAIRIES
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS AND OTHER
                        COMPREHENSIVE LOSS
                                                                   Pro Forma
                        PCS     LabMentors                         Combined
                      -------   ----------                            PCS
                            for the                             & LabMentors
                         Months Ended      Combined            for the period
                         September 30,        PCS &  Pro Forma ended Sept. 30,
                           2005           LabMentors Adjustments    2005
                    --------------------- ---------- ----------- -------------
REVENUES
     Lab Revenue      1,652,374 $  55,246  $ 1,707,620 $      0  $  1,707,620
     License Revenue     91,482         0       91,482        0        91,482
     Subscription
       Revenue            2,553         0        2,553        0         2,553
                     ---------- ---------  ----------- --------  ------------
       Total Revenues 1,746,409    55,246    1,801,655        0     1,801,655
                     ---------- ---------  ----------- --------  ------------
COST OF SALES           859,291    22,327      881,618        0       881,618
                     ---------- ---------  ----------- --------  ------------
GROSS PROFIT            887,118    32,919      920,037        0       920,037
                     ---------- ---------  ----------- --------  ------------
OPERATING EXPENSES

Salaries and wages      257,091    50,675      307,766        0       307,766
Depreciation expense      2,381    21,284       23,665        0        23,665
General and
  administrative        513,916    45,533      559,449        0       559,449
Stock for services
  expense                90,115         0       90,115        0        90,115
                     ---------- ---------  ----------- --------  ------------
    Total Operating
    Expenses            863,503   117,492      980,995        0       980,995
                     ---------- ---------  ----------- --------  ------------
OPERATING INCOME(LOSS)   23,615   (84,573)     (60,958)       0       (60,958)
                     ---------- ---------  ----------- --------  ------------
OTHER INCOME AND EXPENSES
Interest expense        (34,867)  (21,229)     (56,096)       0       (56,096)
Interest income              23         0           23        0            23
Other income             17,131         0       17,131        0        17,131
Other expense            (2,400)        0       (2,400)       0        (2,400)
Gain on settlement of
  debt                        0         0            0        0             0
                     ---------- ---------  ----------- --------  ------------
    Total Other Income
    and Expenses        (20,113)  (21,229)     (41,342)       0       (41,342)
                     ---------- ---------  ----------- --------  ------------
NET INCOME (LOSS)         3,502  (105,802)    (102,300)       0      (102,300)

OTHER COMPREHENSIVE LOSS
Foreign currency
translation adjustment        0    (5,360)     (5,360)        0        (5,360)
                     ---------- ---------  ----------- --------  ------------
TOTAL COMPREHENSIVE
LOSS                 $    3,502 $(111,162) $  (107,660)$      0  $   (107,660)
                     ========== =========  =========== ========  ============
Basic income per share                                           $      (0.00)
                                                                 ============
Weighted average shares outstanding                                27,087,405
                                                                 ============

            PCS EDVENTURES!.COM, INC. AND SUBSIDAIRIES
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS AND OTHER
                        COMPREHENSIVE LOSS
                                                                   Pro Forma
                                                                   Combined
                        PCS     LabMentors                           PCS
                       for the   for the                        & LabMentors
                     Year Ended Year Ended Combined             for the year
                      March 31,   May 31,    PCS &  Pro Forma  ended March 31,
                        2005       2005  LabMentors Adjustments     2005
REVENUES
     Lab Revenue      1,294,709 $ 124,848  $ 1,419,557 $      0  $  1,419,557
     License Revenue    158,917         0      158,917        0       158,917
     Subscription
       Revenue           15,045         0       15,045        0        15,045
                     ---------- ---------  ----------- --------  ------------
     Total Revenues   1,468,671   124,848    1,593,519        0     1,593,519
                     ---------- ---------  ----------- --------  ------------
COST OF SALES           679,324         0      679,324        0       679,324

GROSS PROFIT            789,347   124,848      914,195        0       914,195
                     ---------- ---------  ----------- --------  ------------
OPERATING EXPENSES

Salaries and wages      452,756    79,406      532,162        0       532,162
Depreciation expense      2,052    30,202       32,254        0        32,254
General and
  administrative        751,338   167,698      919,036        0       919,036
Stock for services
  expense               525,004         0      525,004        0       525,004
                     ---------- ---------  ----------- --------  ------------
      Total Operating
      Expenses        1,731,150   277,306    2,008,456        0     2,008,456
                     ---------- ---------  ----------- --------  ------------
OPERATING LOSS         (941,803) (152,458)  (1,094,261)       0    (1,094,261)
                     ---------- ---------  ----------- --------  ------------
OTHER INCOME AND EXPENSES
Interest expense        (58,877)   (6,864)     (65,741)       0       (65,741)
Interest income             993         0          993        0           993
Other income             17,065         0       17,065        0        17,065
Gain on settlement
  of debt                43,990        21       44,011                 44,011
                     ---------- ---------  ----------- --------  ------------
      Total Other
      Income and
      Expenses            3,171    (6,843)      (3,672)       0        (3,672)
                     ---------- ---------  ----------- --------  ------------
NET LOSS               (938,632) (159,301)  (1,097,933)       0    (1,097,933)

OTHER COMPREHENSIVE LOSS
     foreign currency
     translation
     adjustment               0      (160)        (160)       0          (160)
                     ---------- ---------  ----------- --------  ------------
TOTAL COMPREHENSIVE
LOSS                 $ (938,632)$(159,461) $(1,098,093)$      0  $ (1,098,093)
                     ========== =========  =========== ========  ============

Basic income per share                                           $      (0.04)
                                                                 ============
Weighted average shares outstanding                                26,253,256
                                                                 ============

      c) Exhibits. The following exhibits are attached pursuant to Item 601 of Regulation S-B (17 CFR 228.601) and Instructions B.2 of this form.

            None.

          * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PCS EDVENTURES!.COM, INC.



Date: 02/15/2006                   /s/Anthony A. Maher
      ----------                   ----------------------------
                                   Anthony A. Maher, CEO, President and
                                   Chairman of the Board of Directors